Edison Electric Institute 43rd Annual Financial Conference November 11, 2007 David W. Joos President and Chief Executive Officer Thomas J. Webb Executive Vice President and Chief Financial Officer Growing Forward

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers Energy's Form 10-K each for the Year Ended December 31, 2007 and as updated in CMS Energy's and Consumers Energy's Forms 10-Q for the Quarters Ended March 31, 2008, June 30, 2008 and September 30, 2008. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2008 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of the effect of asset sales, unrealized losses on nonqualified retirement plan investments or other factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Growing Forward

What's Top of Mind? Financial markets and economy Sales and uncollectibles Pension funding Capital spending plans Earnings growth 2008 adjusted EPS guidance confirmed at $1.20.

Energy Legislation Bills balance need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Cap on choice Rate deskewing Certificate of Necessity Renewables Energy efficiency

Regulatory Update Gas Rate Case U-15506 Seeking $91 million base rate increase; 11% ROE Staff recommends $36 million; 10.45% ROE Major differences: Amount (mils) Sales assumption $10 Energy efficiency program (recovered elsewhere) 9 Lower ROE 8 Lower working capital (gas prices) 7 Lower incomes taxes 6 Miscellaneous revenues 6 Other 9 Total $55 Briefs due November 18 Plan to file Electric Rate Case in November.

2009-13 (mils) Base capital $ 3,800 Choices in Plan Coal plant $ 1,150 AMI 700 Renewables/energy efficiency 375 Electric reliability and other 400 Gas compression/pipelines 250 Total Choices in Plan $ 2,875 Total Capital 2009-13 $ 6,675 Investment plan maximizes customer value and provides 6%-8% EPS growth with or without coal plant. 8% Utility Growth Investment Plan Rate Base Bils $ Present Rate Base 2007 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $8.7 $9.1 $9.9 $10.6 $11.6 $12.8 4 5 6 7 8 9 10 11 12 13 2008 2009 2010 2011 2012 2031 Coal plant AMI Renewables/energy efficiency Electric reliability and other Gas compression/pipelines Environmental Customer growth Maintenance Depreciation

Nation Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 CMS Working ... 2007 2008 2009 .... to stay ahead of the curve. Monoline collapse (11/07) Credit and stock market implosion (9/15) CMS Completed $130 million Monoline loans (3/08) Closed (9/12): $350 million FMBs $150 million RCA Drew Parent RCA $420 million (10/10) Cash conservation Be flexible Financing Investment Subprime explosion (10/07) Start exit of Monoline exposure ?

Liquidity Outlook Twenty-one banks committed to credit facilities of $1.2 billion, with only one bank (after consolidations) having 10%. $1.3 Amount (bils) $ $1.0 Gas Inventory Gas Inventory Credit Facilities Revolvers AR Program Cash 2008 2009 2010 Maturities (mils) Utility - - $200 - $150 - - $308 - - Parent - - - - - - - - $300 - Gas Inventory 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 Oct Dec Mar Jun Sep Dec Mar Jun Sep Dec

Sales Trend (Weather Adjusted) Electric Planning for recession in 2009. Cash Flow Risks and Recovery 2009 1975 1986 1997 2008 7% Decline over three years ('79 -'82 recession) Prior Outlook Plan Plan w/o HSC +2% 0% -3% 0 2009 (mils) Economy-related Risks Lower sales margin (net of relief) (20) $ Pension contribution (160) Credit (pre-payments) and other (20) Economy-related risks (200) $ Further Recovery Actions Delay capex 180 $ Reduce working capital 10 Reduce O&M 10 Recovery actions 200 $ 15,000 20,000 25,000 30,000 35,000 40,000 GWh

Retirement Plans Exposure 2008 2009 Qualified Plan EPS $ - $ - Cash flow (mils) Base Plan $ (50) Incremental plan (160) Total $(210) Memo: Minimum required contribution $ (70) Nonqualified Plan EPS $(0.03) $ - Cash flow (mils) - - Exposure Qualified plan exposure from asset decline offset by lower liability associated with higher discount rates. 12/7/2007 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/8/2008 9/8/2008 Unqualified 1068 1014 996 989 1009 1013 957 939 926 854 Qualified 62 58 56 56 55 59 54 54 54 49 60 Market $160 Million 75% target $13 Million Millions $ Qualified Plan Nonqualified Plan Equity Portion $210 Million 40 800

2008 Adjusted (non-GAAP) Guidance Despite economic turmoil, ongoing results on track to meet full year adjusted EPS guidance of $1.20. $1.17 with unrealized loss on nonqualified plan $1.20 $1.20 11¢ (11)¢ (4)¢ 4¢ 3¢ (3)¢ Target Sales & Rates Storms & Uncollectibles SAP Launch Resource Conservation Plan Taxes, Interest & Other Cost 2008

2008 Sensitivities EPS Cash Flow (mils) Sales Electric sales change 200 Gwh (.5%) +/- 2¢ +/- $8 Gas sales change 4 Bcf (1.3%) +/- 2 +/- 8 Uncollectibles up 10% (from $38 million) (1) (4) Cash conservation * + 20 _ _ _ _ *less than 0.5¢

Liquidity and Business Strategy Protect near-term liquidity Access capital market in good windows - be flexible Accelerate Consumers FMB Replace CMS convertibles Extend and add revolver capacity Continue strong risk management Implement cash conservation Act now Be ready to go Stay ahead of curve.

What Makes CMS Different? Recent State legislation provides framework for growth Diversified investment opportunities boost rate base and EPS Competitive customer rates Solid liquidity position, no need to issue equity in near term NOL and AMT credits add value Predictable track record 6% - 8% EPS growth with a growing dividend provides attractive return.

Appendix

2008 Third Quarter EPS By Business Segment Results Adjusted third quarter 2008 EPS up 20¢ from 2007. By Business Segment Appendix 2008 2007 Reported -- (GAAP) 34¢ 34¢ Less: Assets sold (4)¢ (25)¢ Legacy legal cost and other - 4 Unrealized loss on nonqualified plan 3 - Subtotal (1)¢ (21)¢ Adjusted (non-GAAP) 33¢ 13¢ First Call Estimate 26¢ September year-to-date 95¢ 64¢ Adjusted EPS Utility 40¢ Enterprises 2 Interest & other (9) Company 33¢

2008 Third Quarter Adjusted (non-GAAP) EPS Utility Enterprises + Parent 15¢ 5¢ Rate increase 29¢ Sales - Weather (4) - Economy (4) Cost and other (10) Total 11¢ Restructuring benefits continue to flow to bottom line. with unrealized loss on nonqualified plan GAAP 34¢ 34¢ Appendix 30¢ 13¢ 11¢ 4¢ 33¢ 3¢ 2¢ Resource Conservation Plan - 1¢ 2007 Equity & Return MCV Reg Out Interest Overhead & Other 2008

Debt Maturity Profile Millions $ Cash & Credit Facilities $1,190 $1,155 $1,050 Parent 550 615 600 Utility 640 540 450 Backup capacity to cover Parent debt refinancing in place, if not needed for possible convertible tender. Convertibles Convertibles CMS Energy Consumers Energy $300 Appendix $350 $308 $300 $375 $200 $225 $350 $250 $498 $655 $588 $350 $140 $125 $250 $150 $150 $300 0 100 200 300 400 500 600 700 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 and Beyond

2008 Cash Flow (non-GAAP) Forecast CMS Energy Parent Consumers Energy $235 _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases Liquidity strong, counterparty gross exposure $10 million. Appendix Cash at year end 2007 136 $ Sources Consumers Energy dividends/tax sharing 370 $ Enterprises 20 Sources 390 $ Uses Interest and preferred dividends (135) $ Overhead and Federal tax payments (20) DIG settlement (275) Uses a (425) $ Cash flow (35) $ Financing and Dividends New issues 154 $ Retirements (150) Net short-term financing 525 Common dividends (80) Financing and dividends 449 $ Cash at year end 2008 550 $ Bank Facility ($550) available - $ Amount (mils) Cash at year end 2007 195 $ Sources Operating (depreciation $565) 1,310 $ Other working capital (decom refund $250) (490) Sources 820 $ Uses Interest and preferred dividends (195) $ Capital expenditures b (840) Dividends/tax sharing to CMS $(70) (370) Uses (1,405) $ Cash flow (585) $ Financing New issues (100% complete) 690 $ Retirements (505) Net short-term financing (A/R $325) 250 Financing 435 $ Cash at year end 2008 45 $ Bank Facility ($650) available 520 $ Amount (mils)

2008 Financial Targets Target Adjusted (non-GAAP) EPS: without unrealized loss on nonqualified plan $1.20 ? with unrealized loss on nonqualified plan 1.17 Free cash flow before capex and dividends (mils) 400 ? Capital structure (year-end) FFO/Average debt 16% ? Parent debt (bils) a $1.7 ? Utility equity ratio b 49% ? Dividend (30% payout) 36¢ ? _ _ _ _ _ a Net of cash b Excludes securitization and Palisades financing obligation Continue to project long-term EPS growth at 6% - 8%. Appendix

GAAP Reconciliation

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007

	1Q	2Q	3Q	Sept YTD	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($100)	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	4	—	4
Enterprises	49	19	(10)	58	222	280
Corporate interest and other	(81)	32	9	(40)	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	87	2	89
Asset impairment charges, net	157	25	(49)	133	—	133

Adjusted income — non-GAAP	$92	$18	$32	$142	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	222.4	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	222.4	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.45)	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	0.02	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.26	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.18)	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.39	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	0.60	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.64	$0.26	$0.84

	(In millions, except per share amounts)
	2008

	1Q		2Q	3Q	Sept YTD

Reported net income — GAAP	$103		$46	$79	$228

After-tax items:
Electric and gas utility	—		1	6	7
Enterprises	*		(4)	(* )	(4)
Corporate interest and other	—		—	(6)	(6)
Discontinued operations (income) loss	(*	)	1	(1)	*

Adjusted income — non-GAAP	$103		$44	$78	$225

Average shares outstanding, basic	223.5		223.7	224.1	223.7
Average shares outstanding, diluted	236.6		239.1	234.3	236.3

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.96

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03
Enterprises	*		(0.02)	0.01	(0.01)
Corporate interest and other	—		—	(0.03)	(0.03)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*

Adjusted earnings per share — non-GAAP	$0.44		$0.19	$0.33	$0.95

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended			Nine Months Ended
September 30	2008	2007		2008	2007

Electric Utility
Reported	$0.46		$0.28	$0.98	$0.71
Unrealized Investment Loss	0.01		—	0.01	—
Asset Sales Loss and Other, net	—		—	0.01	0.01

Adjusted	$0.47		$0.28	$1.00	$0.72

Gas Utility
Reported	$(0.08)		$(0.03)	$0.19	$0.24
Unrealized Investment Loss	0.01		—	0.01	—
Asset Sales Loss and Other, net	—		—	—	0.01

Adjusted	$(0.07)		$(0.03)	$0.20	$0.25

Enterprises
Reported	$0.01		$0.24	$0.05	$(0.78)
Unrealized Investment Loss	0.01		—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—		(0.20)	—	0.55
Asset Sales (Gain) Loss and Other, net	—		(0.04)	(0.02)	0.26

Adjusted	$0.02	$	*	$0.04	$0.03

Corporate Interest and Other
Reported	$(0.06)		$(0.15)	$(0.26)	$(0.23)
Asset Impairment Charges, net of insurance recoveries	—		—	—	0.05
Asset Sales (Gain) Loss and Other, net	(0.03)		0.03	(0.03)	(0.18)

Adjusted	$(0.09)		$(0.12)	$(0.29)	$(0.36)

Discontinued Operations
Reported	$0.01		$—	$—	$(0.39)
Discontinued Operations (Gain) Loss	(0.01)		—	—	0.39

Adjusted	$—		$—	$—	$—

Totals
Reported	$0.34		$0.34	$0.96	$(0.45)
Discontinued Operations (Gain) Loss	(0.01)		—	—	0.39
Unrealized Investment Loss	0.03		—	0.03	—
Asset Impairment Charges, net of insurance recoveries	—		(0.20)	—	0.60
Asset Sales (Gain) Loss and Other, net	(0.03)		(0.01)	(0.04)	0.10

Adjusted	$0.33		$0.13	$0.95	$0.64

Average Common Shares Outstanding — Diluted (in millions)	234.3		241.3	236.3	222.4

*	Less than $0.01 per share.

Consumers Energy
2008 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2007	$195	$—	$—	$—	$—	$—	$—	$—	$195	Cash at year end 2007

Sources
Operating	$1,310	$(70)	$(193)	$250	$18	$32	$—	$—	$1,347
Other working capital	(490)	—	—	—	—	—	—	—	(490)	Net cash provided by

Sources	$820	$(70)	$(193)	$250	$18	$32	$—	$—	$857	operating activities

Uses
Interest and preferred dividends	$(195)	$—	$193	$—	$—	$—	$2	$—	$—
Capital expenditures	(840)	—	—	—	—	—	—	—	(840)
Dividends/tax sharing to CMS	(370)	70	—	—	—	—	—	300	—	Net cash provided by

Uses	$(1,405)	$70	$193	$—	$—	$—	$2	$300	$(840)	investing activities

Cash flow	$(585)	$—	$—	$250	$18	$32	$2	$300	$17	Cash flow from operating
										and investing activities
Financing
New Issues	$690	$—	$—	$(250)		$—	$(2)	$—	$438
Retirements	(505)	—	—	—	(18)	(32)	—	(300)	(855)
Net short-term financing	250	—	—	—	—	—	—	—	250	Net cash provided by

Financing	$435	$—	$—	$(250)	$(18)	$(32)	$(2)	$(300)	$(167)	financing activities

Net change in cash	$(150)	$—	$—	$—	$—	$—	$—	$—	$(150)	Net change in cash

Cash at year end 2008	$45	$—	$—	$—	$—	$—	$—	$—	$45	Cash at year end 2008

CMS Energy Parent
2008 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	DIG	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Settlement	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2007	$136	$—	$—	$—	$—	$—	$17	$153	Cash at year end 2007

Sources
Consumers Energy dividends/tax sharing	$370	$(124)	$(20)	$—	$—	$—	$—	$226
Enterprises	20	—	—	(275)	5	—	5	(245)	Net cash provided by

Sources	$390	$(124)	$(20)	$(275)	$5	$—	$5	$(19)	operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(20)	—	20	—	—	—	—	—
DIG settlement	(275)	—	—	275	(5)	—	(26)	(31)	Net cash provided by

Uses (a)	$(425)	$124	$20	$275	$(5)	$11	$(26)	$(26)	investing activities

Cash flow	$(35)	$—	$—	$—	$—	$11	$(21)	$(45)	Cash flow from operating
									and investing activities
Financing and dividends
New Issues	$154	$—	$—	$—	$—	$(11)	$26	$169
Retirements	(150)	—	—	—	—	—	—	(150)
Net short-term financing	525	—	—	—	—	—	—	525
Common dividend	(80)	—	—	—	—	—	—	(80)	Net cash provided by

Financing	$449	$—	$—	$—	$—	$(11)	$26	$464	financing activities

Net change in cash	$414	$—	$—	$—	$—	$—	$5	$419	Net change in cash

Cash at year end 2008	$550	$—	$—	$—	$—	$—	$22	$572	Cash at year end 2008

(a)    Includes other

Consolidated CMS Energy
2008 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications
			to Arrive at the Consolidated
			Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2007	$195	$153	$—	$—	$348	Cash at year end 2007

Net cash provided by operating activities	$857	$(19)	$(300)	$—	$538	Net cash provided by operating activities

Net cash provided by investing activities	(840)	(26)	—	—	(866)	Net cash provided by investing activities

Cash flow from operating and investing activities	$17	$(45)	$(300)	$—	$(328)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(167)	$464	$300	$—	$597	Net cash provided by financing activities

Net change in cash	$(150)	$419	$—	$—	$269	Net change in cash

Cash at year end 2008	$45	$572	$—	$—	$617	Cash at year end 2008

CMS Energy
2008 Forecasted Free Cash Flow GAAP Reconciliation
(unaudited)

	Amount
	(mils)

Statement of cash flows

Operating activities	$538
Investing activities	(866)

Cash flow from operating and investing activities	$(328)	SCF changes

Adjustments to reconcile free cash flow
Reclassify financing activities as operating
Capital lease payments	$(18)
Securitization debt retirements	(32)
Preferred dividend payments	(13)

Reclassify operating activities as financing Accounts receivable financing	(250)

Reclassify Consolidating Cash	21

Total free cash flow before dividends	$(620)	Free cash flow changes

Addback capex
Consumers Energy	841
Enterprises	4

Rounding	—

Free cash flow before dividends and capex	$225